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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                             ---------------------------

                                     FORM 8-K

                             ---------------------------

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 December 4, 1997

                         CABLEVISION SYSTEMS CORPORATION
              (Exact Name of Registrant as specified in its charter)

                                    Delaware
                             (State of Incorporation)

              1-9046                                          11-2776686
        (Commission File Number)                           (IRS Employer
                                                       Identification Number)

                   One Media Crossways, Woodbury, New York 11797
                     (Address of principal executive offices)

                 Registrant's telephone number, including area code:
                                 (516) 364-8450


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ITEM 5.   OTHER EVENTS

     In reference to the Registration Statement on Form S-3 (File No. 333-35263), Cablevision Systems Corporation has attached hereto as Exhibit
1.1 a form of Purchase Agreement pursuant to Regulation S-K, Item 601(b)(1).



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                                       SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CABLEVISION SYSTEMS CORPORATION


                                       By: /s/  William J. Bell
                                           ------------------------------
                                             Name:  William J. Bell
                                             Title:  Vice Chairman

Dated: December 8, 1997